UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 12, 2005

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2004-A

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-106575	31-1750007
Delaware	333-106575-04	51-6553440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA		22102
c/o Wilmington Trust Company, Rodney Square North
1100 North Market Street, Wilmington, Delaware		19890
(Address of principal executive offices)		(Zip Code)

(703) 720-1000

(302) 651-1119

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.                  Other Events

The December 2004 Monthly Servicer Report was distributed January 12, 2005.

Item 9.01.                  Financial Statements and Exhibits

The following are filed as exhibits to this Report:

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Auto Finance Trust 2004-A by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Auto Receivables, LLC

	By:	/s/ Rena M. Friske
	Name:	Rena M. Friske
	Title:	Assistant Vice President

Capital One Auto Finance Trust 2004-A
By: Capital One Auto Receivables, LLC,
Depositor of the Capital One Auto
Finance Trust 2004-A

	By:	/s/ Rena M. Friske
	Name:	Rena M. Friske
	Title:	Assistant Vice President

Date: January 12, 2005

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2004-A

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

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INDEX TO EXHIBITS

Exhibit Number		Page

20.	December 2004 Monthly Servicer Report	5

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